 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

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Angel Studios, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) amends the definitive proxy statement of Angel Studios, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (“SEC”) on August 6, 2025 (the “Proxy Statement”). The Proxy Statement was previously filed in connection with the Company’s 2025 Special Meeting of Stockholders to be held on Friday, September 5, 2025, including any adjournment or postponement thereof (the “Special Meeting”). This Amendment supplements and amends certain disclosures relating to the previously proposed listing of the Combined Company’s common stock. The changes herein include the phrasing “Nasdaq and/or the NYSE," which align with the Joint Proxy Statement/Prospectus Supplement No. 1 filed on Form 424(b)(3) by Southport Acquisition Corporation on August 21, 2025 (File No. 333-283151) and reflects the Company and Southport Acquisition Corporation's intentions to list the Combined Company’s common stock on the New York Stock Exchange under ticker symbol "ANGX," rather than the Nasdaq Stock Market LLC, as previously disclosed.

The Amendment should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available free of charge on the SEC’s website at www.sec.gov. Page number references below are to page numbers in the Proxy Statement, and capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement, and strikethrough text shows text being removed from a referenced disclosure in the Proxy Statement.

Proxies already received will continue to be voted as instructed unless otherwise revoked or changed by a subsequent proxy.

EXCEPT AS DESCRIBED IN THIS AMENDMENT, THE INFORMATION PROVIDED IN THE PROXY STATEMENT REMAINS UNCHANGED. TO THE EXTENT THAT INFORMATION IN THIS AMENDMENT DIFFERS FROM OR UPDATES INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS AMENDMENT SHALL BE DEEMED TO REPLACE AND SUPERSEDE THE PROXY STATEMENT, AND THE INFORMATION PROVIDED HEREIN SHALL GOVERN. THE PROXY STATEMENT CONTAINS ADDITIONAL INFORMATION. THIS AMENDMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

AMENDMENT TO PROXY STATEMENT

The following disclosure amends and restates the paragraph in the “letter to stockholders:”

Upon the consummation of the Business Combination, it is expected that Harmon Ventures, LLC (“Harmon Ventures”), in which Mr. Neal Harmon, ASI’s Chief Executive Officer, owns a 47.5% interest and Mr. Jeffrey Harmon, ASI’s Chief Content Officer and the brother of Mr. Neal Harmon, owns a 47.2% interest, and which is controlled by Messrs. Neal and Jeffrey Harmon, will hold a total of 47,917,355 shares of Combined Company Class B common stock. Currently, Harmon Ventures holds 30.9% of the outstanding shares of ASI common stock, representing 15.8% of the voting power of the outstanding ASI common stock. Under the proposed dual-class structure of the Combined Company, Harmon Ventures will control approximately 60.6% of the voting power of the outstanding Combined Company Common Stock upon the Closing in each of the No Redemption Scenario and No Warrant Conversion Scenario (as defined below) and in the Maximum Redemption Scenario and No Warrant Conversion Scenario (as defined below), and approximately 60.5% of the voting power of the outstanding Combined Company Common Stock upon the Closing in each of the No Redemption Scenario and Warrant Conversion Scenario (as defined below) and in the Maximum Redemption Scenario and Warrant Conversion Scenario (as defined below). See the section entitled “Beneficial Ownership of Securities” in the accompanying joint proxy statement/prospectus for more information. Accordingly, if the Business Combination is consummated, Harmon Ventures will, except as required by law, have the unilateral power to control the outcome of all matters submitted to the Combined Company’s stockholders for approval, including the election of directors. Additionally, at the Closing, due to the ownership by Harmon Ventures of the Combined Company Common Stock, the Combined Company will be considered a “controlled company” within the meaning of the Nasdaq Stock Market LLC (the “Nasdaq”) and/or the NYSE listing rules and may elect not to comply with certain corporate governance listing standards. However, the Combined Company does not currently intend to take advantage of any of these exemptions.

The following disclosure amends and restates the paragraph in the “letter to stockholders:”

SAC Class A common stock, SAC Public Warrants (as defined below) and SAC units are currently quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively. SAC will apply to have the Combined Company Class A common stock listed on the Nasdaq Capital Market and/or the NYSE under the ticker symbol “ANGX.” It is a condition of the consummation of the Business Combination that SAC receive confirmation from the Nasdaq Capital Market and/or the NYSE (or another nationally recognized stock exchange in the United States as may be agreed by SAC and ASI) that the securities have been conditionally approved for listing on such exchange, but there can be no assurance such listing conditions will be met or that SAC will obtain such confirmation from such exchange. If such listing conditions are not met or if such confirmation is not obtained, the Business Combination will not be consummated as the parties do not intend to waive the applicable condition set forth in the Merger Agreement.

The following disclosure amends and restates the paragraph under the heading “SAC Special Meeting” in the “letter to stockholders:”

At the SAC Special Meeting, SAC stockholders will be asked to consider and vote upon (i) a proposal to approve and adopt the Merger Agreement (the “Business Combination Proposal”), (ii) a proposal to approve and adopt the proposed second amended and restated certificate of incorporation of the Combined Company (the “Proposed Charter”), in the form attached to the accompanying joint proxy statement/prospectus as Annex H (the “Charter Proposal”), (iii) four separate proposals with respect to certain governance provisions in the Proposed Charter and the proposed amended and restated bylaws of the Combined Company, in the form attached to the accompanying joint proxy statement/prospectus as Annex I, which are being presented separately in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, which will be voted upon on a non-binding advisory basis (collectively, the “Governance Proposals”), (iv) a proposal to elect five directors who, upon consummation of the Business Combination, will be the directors of the Combined Company (the “Director Election Proposal”), (v) a proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq and/or the NYSE, the issuance of Combined Company Common Stock pursuant to the Merger Agreement (the “Stock Issuance Proposal”), (vi) a proposal to approve and adopt the Combined Company’s 2024 Long-Term Incentive Plan (the “2025 Plan” and the “Incentive Equity Plan Proposal,” respectively) and (vii) a proposal to approve the adjournment of the SAC Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more of the proposals at the SAC Special Meeting (the “SAC Adjournment Proposal”).

The following disclosure amends and restates the paragraph in the “Notice of Special Meeting of Stockholders of Southport Acquisition Corporation of the Proxy Statement:”

SAC Class A Common Stock, SAC public warrants and SAC units are currently quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively. SAC will apply to have the Combined Company Class A common stock listed on the Nasdaq Capital Market and/or the NYSE under the ticker symbol “ANGX.” It is a condition of the consummation of the Business Combination that SAC receive confirmation from the Nasdaq Capital Market and/or the NYSE (or another nationally recognized stock exchange in the United States as may be agreed by SAC and ASI) that the securities have been conditionally approved for listing on such exchange, but there can be no assurance such listing conditions will be met or that SAC will obtain such confirmation from such exchange. If such listing conditions are not met or if such confirmation is not obtained, the Business Combination will not be consummated as the parties do not intend to waive the applicable condition set forth in the Merger Agreement.

The following disclosure amends and restates the paragraph in the “Notice of Special Meeting of Stockholders of Southport Acquisition Corporation:”

SAC Stockholder Proposal No. 5 – The Stock Issuance Proposal-to consider and vote upon a proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC and/or the NYSE, the issuance of Combined Company Common Stock pursuant to the Merger Agreement (the “Stock Issuance Proposal”);

The following disclosure amends and restates the paragraph under the headings “Combined Company post-Business Combination (No Redemption Scenario and Warrant Conversion Scenario),” “Interests of ASI’s Directors and Executive Officers in the Business Combination” and “Risks Relating to ASI and the Business Combination” on page 62, page 82 and page 117 of the Proxy Statement, respectively:

Upon the consummation of the Business Combination, it is expected that Harmon Ventures, in which Mr. Neal Harmon, ASI’s Chief Executive Officer, owns a 47.5% interest and Mr. Jeffrey Harmon, ASI’s Chief Content Officer and the brother of Mr. Neal Harmon, owns a 47.2% interest, and which is controlled by Messrs. Neal and Jeffrey Harmon, will hold a total of 47,917,355 shares of Combined Company Class B Common Stock. Currently, Harmon Ventures holds 30.9% of the outstanding shares of ASI Common Stock, representing 15.8% of the voting power of the outstanding ASI Common Stock. Under the proposed dual-class structure of the Combined Company, Harmon Ventures will control approximately 60.6% of the voting power of the outstanding Combined Company Common Stock upon the Closing in each of the No Redemption Scenario and No Warrant Conversion Scenario and in the Maximum Redemption Scenario and No Warrant Conversion Scenario, and approximately 60.5% of the voting power of the outstanding Combined Company Common Stock upon the Closing in each of the No Redemption Scenario and Warrant Conversion Scenario and in the Maximum Redemption Scenario and Warrant Conversion Scenario. See the section entitled “Beneficial Ownership of Securities” in this joint proxy statement/ prospectus for more information. Accordingly, if the Business Combination is consummated, Harmon Ventures will, except as required by law, have the unilateral power to control the outcome of all matters submitted to the Combined Company’s stockholders for approval, including the election of directors. Additionally, at the Closing, due to the ownership by Harmon Ventures of the Combined Company Common Stock, the Combined Company will be considered a “controlled company” within the meaning of the Nasdaq and/or the NYSE listing rules and may elect not to comply with certain corporate governance listing standards. However, the Combined Company does not currently intend to take advantage of any of these exemptions.

The following disclosure amends and restates the paragraph and the heading “Proposal No. 5 – The Stock Issuance Proposal” on page 154 of the Proxy Statement:

SAC Stockholder Proposal No. 5-The Stock Issuance Proposal-a proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq and/or the NYSE, the issuance of shares of Combined Company Common Stock pursuant to the Merger Agreement;

The following disclosure amends and restates the paragraph under the heading “Parties to the Business Combination” on page 38 of the Proxy Statement:

SAC Class A Common Stock, SAC Public Warrants and SAC Units are currently quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively. SAC will apply to have the Combined Company Class A Common Stock listed on the Nasdaq Capital Market and/or the NYSE under the ticker symbol “ANGX.” It is a condition to the consummation of the Business Combination that SAC receive confirmation from the Nasdaq Capital Market and/or the NYSE (or another nationally recognized stock exchange in the United States as may be agreed by SAC and ASI) that the securities have been conditionally approved for listing on such exchange, but there can be no assurance such listing conditions will be met or that SAC will obtain such confirmation from such exchange. If such listing conditions are not met or if such confirmation is not obtained, the Business Combination will not be consummated as the parties do not intend to waive the applicable condition set forth in the Merger Agreement. All outstanding SAC Units will be separated into their component securities immediately prior to the Closing. Subject to approval of the Warrant Amendment Proposal, each issued and outstanding SAC Public Warrant will be converted into 0.1 newly issued share of SAC Class A Common Stock immediately prior to the Closing as described elsewhere in this joint proxy statement/prospectus. Accordingly, if the Warrant Amendment Proposal is approved, the Combined Company will not have any units or public warrants outstanding following consummation of the Business Combination, and therefore there will be no Nasdaq Capital Market and/or the NYSE listing of the SAC Units or SAC Public Warrants following the consummation of the Business Combination. Furthermore, the Sponsor has agreed to forfeit all of the SAC Private Placement Warrants held by it immediately prior to the Closing, and as such, no such warrants will be outstanding following the consummation of the Business Combination.

The following disclosure amends and restates the paragraph under the headings “Interests of ASI’s Directors and Executive Officers in the Business Combination,” “Risks Relating to ASI and Business Combination” and “Interests of ASI’s Directors and Executive Officers in the Business Combination,” on page 83, page 118 and page 257 of the Proxy Statement, respectively:

See “ASI Stockholder Proposal No. 1: The ASI Business Combination Proposal-Interests of ASI’s Directors and Executive Officers in the Business Combination” and “Risk Factors-Risks Relating to the Combined Company Common Stock Following the Business Combination-As a “controlled company” within the meaning of the Nasdaq and/or the NYSE listing rules after the Closing, the Combined Company will qualify for exemptions from certain corporate governance requirements and will have the opportunity to elect to avail itself of any of the exemptions afforded a controlled company. If the Combined Company elects to rely on some of these exemptions, Combined Company stockholders will not have the same protections afforded to stockholders of companies that are subject to such requirements” in this joint proxy statement/prospectus for a further discussion of these considerations.

The following disclosure amends and restates the paragraph under the heading “Market Price, Ticker and Dividend Information” on page 90 of the Proxy Statement:

SAC Class A Common Stock, SAC Public Warrants and SAC Units are currently quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively. SAC intends to apply to list the shares of Combined Company Class A Common Stock on the Nasdaq Capital Market and/or the NYSE under the ticker symbol “ANGX” upon the Closing. All outstanding SAC Units will be separated into their component securities immediately prior to the Closing. Subject to approval of the Warrant Amendment Proposal, each issued and outstanding SAC Public Warrant will be converted into 0.1 newly issued share of SAC Class A Common Stock immediately prior to the Closing as described elsewhere in this joint proxy statement/prospectus. Accordingly, if the Warrant Amendment Proposal is approved, the Combined Company will not have any units or public warrants following consummation of the Business Combination, and therefore there will be no Nasdaq Capital Market and/or the NYSE listing of the SAC Units or SAC Public Warrants following the consummation of the Business Combination. Furthermore, the Sponsor has agreed to forfeit all of the SAC Private Placement Warrants held by it immediately prior to the Closing, and as such, no such warrants will be outstanding following the consummation of the Business Combination.

The following disclosure amends and restates the paragraphs under the heading “Risks Relating to ASI and Business Combination” on page 132 of the Proxy Statement:

The Applicable Stock Exchange may not list the Combined Company Common Stock on its exchange, which could limit investors’ ability to make transactions in the Combined Company Common Stock and subject the Combined Company to additional trading restrictions.

In connection with the Business Combination, we will apply to have the Combined Company Common Stock listed on the ~~Nasdaq Capital Market~~ NYSE or any other Applicable Stock Exchange upon consummation of the Business Combination. We cannot assure you that we will be able to meet all initial listing requirements. Even if the Combined Company Common Stock is listed on the ~~Nasdaq Capital Market~~ NYSE or other Applicable Stock Exchange, the Combined Company may be unable to maintain the listing of its securities in the future.

If the Combined Company fails to meet the listing requirements and the ~~Nasdaq Capital Market~~ NYSE or other Applicable Stock Exchange does not list its securities on its exchange, ASI would not be required to consummate the Business Combination. In the event that ASI elected to waive this condition, and the Business Combination was consummated without the Combined Company Common Stock being listed on the ~~Nasdaq Capital Market~~ NYSE or other Applicable Stock Exchange, the Combined Company could face significant material adverse consequences, including:

•	a limited availability of market quotations for the Combined Company Common Stock;
•	reduced liquidity for the Combined Company Common Stock;
•	a determination that the Combined Company Common Stock is a “penny stock” which will require brokers trading in the Combined Company Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Combined Company Common Stock;
•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If the Combined Company Common Stock is not listed on the ~~Nasdaq Capital Market~~ NYSE or other Applicable Stock Exchange, such securities would not qualify as covered securities and we would be subject to regulation in each state in which we offer our securities because states are not preempted from regulating the sale of securities that are not covered securities.

The following disclosure amends and restates the paragraphs under the heading Risks Relating to the Combined Company Common Stock Following the Business Combination” on page 145 of the Proxy Statement:

The market price of the Combined Company Common Stock could be volatile, and you could lose all or part of your investment.

Upon consummation of the Business Combination, the price of the Combined Company Common Stock may fluctuate due to a variety of factors, including:

•	changes in the industries in which the Combined Company and its customers operate;
•	developments involving the Combined Company’s competitors;
•	changes in laws and regulations affecting the Combined Company’s business;
•	variations in the Combined Company’s operating performance and the performance of its competitors in general;

•	actual or anticipated fluctuations in the Combined Company’s quarterly or annual operating results or the quarterly or annual operating results of companies perceived to be similar to the Combined Company;

•	changes in the market’s expectations about the Combined Company’s operating results;

•	publication of research reports by securities analysts about the Combined Company’s or its competitors or its industry;

•	the public’s reaction to the Combined Company’s press releases, its other public announcements and its filings with the SEC;

•	sales of substantial amounts of Combined Company Common Stock by the Combined Company’s directors, officers or significant stockholders or the perception that such sales could occur;

•	actions by stockholders;

•	additions and departures of key personnel or changes in the Combined Company’s board of directors;

•	the Combined Company’s ability to market new and enhanced products on a timely basis;

•	commencement of, or involvement in, litigation involving the Combined Company;

•	changes in the Combined Company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•	failure to comply with the requirements of the Nasdaq and/or the NYSE;

•	failure to comply with the Sarbanes-Oxley Act or other laws or regulations;

•	actual, potential or perceived control, accounting or reporting problems;

•	changes in accounting principles, policies and guidelines;

•	the volume of shares of the Combined Company Common Stock available for public sale;

•	general economic and political conditions, such as the effects of pandemics, recessions, interest rates, local and national elections, fuel prices, international currency fluctuations, corruption, political instability and acts of war or terrorism;

•	the realization of any of the risk factors presented in this joint proxy statement/prospectus;

•	negative or unpredictable market reactions to the completion of the SPAC transaction, leading to significant price fluctuations; and

•	SPAC transactions often attract speculative investors, and stock price movements may be influenced by shifting market sentiment or the actions of institutional and retail investors, rather than the underlying fundamentals of the Combined Company.

These market and industry factors may materially reduce the market price of the Combined Company Common Stock regardless of its operating performance and you could lose all or part of your investment.

The following disclosure amends and restates the paragraphs under the heading “Risks Relating to the Combined Company Common Stock Following the Business Combination” on page 146 of the Proxy Statement:

If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of SAC’s common stock may decline before the Closing, or the market price of the Combined Company Common Stock may decline after the Closing.

If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the SAC Class A Common Stock prior to the Closing may decline. The market value of the SAC Class A Common Stock at the time of the Business Combination may vary significantly from its price on the date the Merger Agreement was executed, the date of this joint proxy statement/prospectus or the date on which SAC stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of the Combined Company Common Stock could contribute to the loss of all or part of your investment. Any of the factors listed below could have a material adverse effect on your investment, and the SAC Class A Common Stock before the Closing (or the Combined Company Common Stock after the Closing) may trade at a price significantly below the price you paid for it. In such circumstances, the trading price of the SAC Class A Common Stock before the Closing (or the Combined Company Common Stock after the Closing) may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of the Combined Company Common Stock after the Closing, irrespective of the Combined Company’s operating performance. The stock market in general and the Nasdaq Capital Market and/or the NYSE have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of the Combined Company Common Stock, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies, notably in the video industry, which investors perceive to be similar to the Combined Company, could depress the Combined Company’s stock price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price for the Combined Company Common Stock also could adversely affect the Combined Company’s ability to issue additional securities and the Combined Company’s ability to obtain additional financing in the future.

The following disclosure amends and restates the paragraphs under the heading “Risks Relating to the Combined Company Common Stock Following the Business Combination” on page 149 of the Proxy Statement:

As a “controlled company” within the meaning of the Nasdaq and/or the NYSE listing rules after the Closing, the Combined Company will qualify for exemptions from certain corporate governance requirements and will have the opportunity to elect to avail itself of any of the exemptions afforded a controlled company. If the Combined Company elects to rely on some of these exemptions, Combined Company stockholders will not have the same protections afforded to stockholders of companies that are subject to such requirements.

At the Closing, due to the ownership by Harmon Ventures, which is controlled by Messrs. Neal and Jeffrey Harmon, of the Combined Company Common Stock, the Combined Company will be considered a “controlled company” within the meaning of the Nasdaq and/or the NYSE listing rules and may elect not to comply with certain corporate governance listing standards, including the following:

•	the requirement that a majority of its board of directors consist of independent directors;

•	the requirement to maintain a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the requirement that director nominations be made, or recommended to the full board of directors, by its independent directors or by a nominations committee that is composed entirely of independent directors and that it adopt a written charter or board resolution addressing the nominations process.

The Combined Company does not currently intend to take advantage of any of these exemptions.

The following disclosure amends and restates in its entirety the heading “Purpose of the SAC Special Meeting” on pages 153 - 154 of the Proxy Statement:

Purpose of the SAC Special Meeting

At the SAC Special Meeting, SAC is asking holders of SAC Common Shares to consider and vote on the following proposals:

•	SAC Stockholder Proposal No. 1-The Business Combination Proposal-a proposal to approve and adopt the Merger Agreement;
•	SAC Stockholder Proposal No. 2-The Charter Proposal-a proposal to approve and adopt the Proposed Charter;
•	SAC Stockholder Proposal No. 3-The Governance Proposals-on a non-binding advisory basis, the following proposals with respect to certain governance provisions in the Proposed Charter and the Proposed Bylaws, which are being presented separately in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions:

•	SAC Stockholder Proposal No. 3A-a proposal to change the authorized share capital of SAC from (i) 200,000,000 shares of SAC Class A Common Stock, 20,000,000 shares of SAC Class B Common Stock and 1,000,000 shares of SAC Preferred Stock to (ii) 500,000,000 shares of Combined Company Class A Common Stock, 200,000,000 shares of Combined Company Class B Common Stock and 1,000,000 shares of Combined Company Preferred Stock;
•	SAC Stockholder Proposal No. 3B-a proposal providing that each outstanding share of Combined Company Class A Common Stock will be entitled to one vote and each outstanding share of Combined Company Class B Common Stock will be entitled to ten votes;
•	SAC Stockholder Proposal No. 3C-a proposal providing for a right of stockholders to call special meetings; and
•	SAC Stockholder Proposal No. 3D-a proposal providing for all other changes in connection with the replacement of the current SAC Charter and SAC Bylaws with the Proposed Charter and Proposed Bylaws in connection with the consummation of the Business Combination, including (i) changing the Combined Company’s corporate name from “Southport Acquisition Corporation” to “Angel Studios, Inc.,” (ii) making the Combined Company’s corporate existence perpetual and (iii) removing certain provisions related to SAC’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination;
•	SAC Stockholder Proposal No. 4-The Director Election Proposal-a proposal to elect five directors who, upon consummation of the Business Combination, will be the directors of the Combined Company;
•	SAC Stockholder Proposal No. 5-The Stock Issuance Proposal-a proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq and/or the NYSE, the issuance of shares of Combined Company Common Stock pursuant to the Merger Agreement;
•	SAC Stockholder Proposal No. 6-The Incentive Equity Plan Proposal-a proposal to approve the 2025 Plan; and
•	SAC Stockholder Proposal No. 7-The SAC Adjournment Proposal-a proposal to approve the adjournment of the SAC Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the SAC Special Meeting.

See “SAC Stockholder Proposal No. 1: The Business Combination Proposal,” “SAC Stockholder Proposal No. 2: The Charter Proposal,” “SAC Stockholder Proposal No. 3: The Governance Proposals,” “SAC Stockholder Proposal No. 4: The Director Election Proposal,” “SAC Stockholder Proposal No. 5: The Stock Issuance Proposal,” “SAC Stockholder Proposal No. 6: The Incentive Equity Plan Proposal” and “SAC Stockholder Proposal No. 7: The SAC Adjournment Proposal.”

The following disclosure amends and restates the paragraphs under the heading “SAC Stockholder Proposal No. 5: The Stock Issuance Proposal” on page 239 of the Proxy Statement:

Overview

The Stock Issuance Proposal-SAC’s stockholders are also being asked to consider and vote upon a proposal to approve, for the purposes of complying with the applicable listing rules of the Nasdaq and/or the NYSE, the issuance of Combined Company Common Stock pursuant to the Merger Agreement.

The SAC Class A Common Stock, SAC Public Warrants and SAC Units are currently quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively, and SAC is therefore not currently subject to the Nasdaq and/or the NYSE rules. However, SAC will apply to have the Combined Company Class A Common Stock listed on the Nasdaq Capital Market and/or the NYSE under the ticker symbol “ANGX” at the Closing and is therefore voluntarily seeking to comply with such rules.

Reasons for the Approval for Purposes of Nasdaq Listing Rule 5635 and/or NYSE Listing Rule 312.03

Under Nasdaq listing rule 5635(a)(1), stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in connection with the acquisition of another company if such securities are not issued in a public offering for cash and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20.0% of the voting power outstanding before the issuance of such stock (or securities convertible into or exercisable for common stock) or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20.0% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Under Nasdaq listing rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20.0% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

Under Nasdaq listing rule 5635(c), stockholder approval is required prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain exceptions.

Under Nasdaq listing rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lesser of the official Nasdaq closing price immediately before signing of the binding agreement and the average official Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement of the stock if the number of shares of common stock to be issued is or may be equal to 20.0% or more of the common stock, or 20.0% or more of the voting power, outstanding before the issuance.

Pursuant to NYSE listing rule 312.03(c), stockholder approval is required for any transaction, other than a public offering for cash or an issuance involving a bona fide private financing, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20.0% of the voting power outstanding before the issuance of such stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20.0% of the number of shares of common stock outstanding before the transaction.

Also under NYSE listing rule 312.03(c), stockholder approval is required where securities are issued in a financing, not including a public offering for cash, in connection with an acquisition of the stock or assets of another company if the issuance of such securities alone or when combined with any other present or potential issuance of common stock, or securities convertible into common stock in connection with such acquisition, is equal to or exceeds either (i) 20.0% of the number of shares of common stock or (ii) 20.0% of the voting power outstanding before the issuance.

Under NYSE listing rule 312.03(d), stockholder approval is required when an issuance will result in a “change of control” of the issuer. Although NYSE has not adopted any rule on what constitutes a “change of control.”

Pursuant to NYSE listing rules 312.03(a), 312.03(b)(iii) and 303A.08, stockholder approval is required before an issuer may establish or materially revise any equity-compensation plan (as such term is defined in NYSE listing rule 303A.08), or otherwise establish or materially revise any arrangement with an employee, director or service provider, subject to limited exemptions.

Stockholder approval of the Stock Issuance Proposal is also a condition to the Closing under the Merger Agreement.

The following disclosure amends and restates the paragraphs under the heading “Management of the Combined Company Following the Business Combination” on page 373 and 374 of the Proxy Statement:

Independence

Based on information provided by each director concerning his or her background, employment and affiliations, upon the Closing, the Combined Company board of directors is expected to determine that each of the director nominees, other than Neal Harmon, will qualify as “independent directors” as defined under the applicable Nasdaq and/or the NYSE listing rules and applicable SEC rules, and the board of directors of the Combined Company will consist of a majority of “independent directors” as defined under such rules. It is expected that the independent directors will have regularly scheduled meetings at which only independent directors are present. In addition, the Combined Company will be subject to the rules of the SEC and Nasdaq and/or the NYSE relating to the membership, qualifications and operations of the audit committee, as discussed below.

Committees of the Combined Company Board

The Combined Company board of directors will have the authority to appoint committees to perform certain management and administration functions. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the board of directors of the Combined Company. Following the Closing, the charters for each of these committees will be available on the website of the Combined Company at www.angel.com. Information contained on or accessible through the website is not a part of this joint proxy statement/prospectus, and the inclusion of such website address in this joint proxy statement/prospectus is an inactive textual reference only.

Audit Committee

The audit committee is expected to consist of Robert C. Gay, Paul Ahlstrom and Mina Nguyen. The Combined Company board of directors is expected to determine that each proposed member of its audit committee is independent under the applicable Nasdaq and/or the NYSE listing rules and Rule 10A-3(b)(1) of the Exchange Act. Robert C. Gay is expected to be the chair of the audit committee. The Combined Company board of directors is expected to determine that Robert C. Gay is an “audit committee financial expert” within the meaning of SEC regulations. The Combined Company board of directors is also expected to determine that each member of the proposed audit committee has the requisite financial expertise required under the applicable requirements of the Nasdaq and/or the NYSE. In arriving at this determination, the Combined Company board of directors will examine each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary purpose of the audit committee is to assist the Combined Company’s board of directors with oversight of the Combined Company’s accounting and financial reporting processes and the audit of the Combined Company’s financial statements.

The Combined Company’s audit committee will operate under a written charter, which the Combined Company’s board of directors will adopt in connection with the Closing, that satisfies the applicable Nasdaq and/or the NYSE listing rules.

Compensation Committee

The compensation committee is expected to consist of Steve Sarowitz and Mina Nguyen. Mina Nguyen is expected to serve as the chair of the compensation committee. The Combined Company board of directors is expected to determine that each proposed member of its compensation committee is independent under the applicable Nasdaq and/or the NYSE listing rules and each proposed member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary function of the compensation committee is to assist the Combined Company’s board of directors with oversight of the Combined Company’s compensation structure, policies and programs and to review the processes and procedures for the consideration and determination of the Combined Company’s director and executive compensation.

The Combined Company’s compensation committee will operate under a written charter, which the Combined Company’s board of directors will adopt in connection with the Closing, that satisfies the applicable Nasdaq and/or the NYSE listing rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is expected to consist of Paul Ahlstrom and Mina Nguyen. Paul Ahlstrom is expected to serve as the chair of the nominating and corporate governance committee. The Combined Company board of directors is expected to determine that each proposed member of the nominating and corporate governance committee is independent under applicable Nasdaq and/or the NYSE listing rules.

The primary function of the nominating and corporate governance committee is to consider candidates for the Combined Company’s board of directors, oversee the Combined Company’s corporate governance policies, reporting and making recommendations to the Combined Company’s board of directors concerning governance matters and oversight of the evaluation of the Combined Company’s board of directors.

The Combined Company’s nominating and corporate governance committee will operate under a written charter, which the Combined Company’s board of directors will adopt in connection with the Closing, that satisfies the applicable Nasdaq and/or the NYSE listing rules.

Controlled Company Exception

At the Closing, due to the ownership by Harmon Ventures, which is controlled by Messrs. Neal and Jeffrey Harmon, of the Combined Company Common Stock, the Combined Company will be considered a “controlled company” within the meaning of the Nasdaq and/or the NYSE listing rules. Under the applicable Nasdaq and/or the NYSE listing rules, a company of which more than 50.0% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance listing standards, including the following:

•	the requirement that a majority of its board of directors consist of independent directors;
•	the requirement to maintain a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•	the requirement that director nominations be made, or recommended to the full board of directors, by its independent directors or by a nominations committee that is composed entirely of independent directors and that it adopt a written charter or board resolution addressing the nominations process.

As a “controlled company,” the Combined Company may elect to rely on some or all of these exemptions. However, the Combined Company does not currently intend to take advantage of any of these exemptions.

Code of Ethics

The Combined Company will adopt a Code of Ethics that applies to all of its employees, officers and directors, including those officers responsible for financial reporting. Following the Closing, the Code of Ethics will be available on the website of the Combined Company at www.angel.com. Information contained on or accessible through such website is not a part of this joint proxy statement/prospectus, and the inclusion of the website address in this joint proxy statement/prospectus is an inactive textual reference only. The Combined Company intends to disclose any amendments to the Code of Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

The following disclosure amends and restates the paragraph under the heading “Information About SAC” on page 308 of the Proxy Statement:

SAC Class A Common Stock, SAC Public Warrants and SAC Units are currently quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively. SAC will apply to have the Combined Company Class A Common Stock listed on the Nasdaq Capital Market and/or the NYSE under the ticker symbol “ANGX.” It is a condition of the consummation of the Business Combination that SAC receive confirmation from the Nasdaq Capital Market and/or NYSE (or another nationally recognized stock exchange in the United States as may be agreed by SAC and ASI) that the securities have been conditionally approved for listing on such exchange, but there can be no assurance such listing conditions will be met or that SAC will obtain such confirmation from such exchange. If such listing conditions are not met or if such confirmation is not obtained, the Business Combination will not be consummated as the parties do not intend to waive the applicable condition set forth in the Merger Agreement. All outstanding SAC Units will be separated into their component securities immediately prior to the Closing. Subject to approval of the Warrant Amendment Proposal, each issued and outstanding SAC Public Warrant will be converted into 0.1 newly issued share of SAC Class A Common Stock immediately prior to the Closing as described elsewhere in this joint proxy statement/prospectus. Accordingly, the Combined Company will not have any units or public warrants following consummation of the Business Combination, and therefore there will be no Nasdaq Capital Market and/or NYSE listing of the SAC Units or SAC Public Warrants following the consummation of the Business Combination. Furthermore, the Sponsor has agreed to forfeit all of the SAC Private Placement Warrants held by it immediately prior to the Closing, and as such, no such warrants will be outstanding following the consummation of the Business Combination.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 5, 2025

The Notice of Special Meeting, Proxy Statement, Form of Proxy Card and this Amendment are available free of charge on www.proxyvote.com.

This Amendment is being filed with the SEC on August 26, 2025 and mailed to stockholders on or around August 26, 2025.